NOTE 23. Age analysis of overdue receivables (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Less: allowance for credit losses	$ 30,059	$ 21,280	$ 12,337
Total	480,332	418,030
Past Due
Less than 90 days	17,180	23,504
Over 90 days	40,809	22,330
Financing Receivable, Recorded Investment, Past Due	57,989	45,834
Less: allowance for credit losses	(29,074)	(20,891)
Total	$ 26,419	$ 24,943